UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549-1004

           ------------------------------------------

                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): January 13,
                              2000

                INFINITY BROADCASTING CORPORATION
           ------------------------------------------
                  (Exact name of registrant as
                    specified in its charter)


      Delaware                            13-4030071
-------------------------               ---------------
(State or other jurisdiction-           (IRS Employer
   of incorporation)                    Identification Number)



     40 West 57th Street, New York, NY                 10019
    --------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)


                         (212) 314-9200
                        ----------------
      (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

     On January 13, 2000, Infinity Broadcasting Corporation (the
"Registrant"), announced that its Board of Directors has authorized the purchase of an additional $500 million of its Class A Common Stock.

Item 7.   Financial Statements, Pro Forma Financial Information
          ------------------------------------------------------
          and Exhibits
          -------------

(c)  Exhibits

Exhibit No.

99   Press Release issued by Infinity on January 13, 2000 is
     Exhibit 99 to this Report.

                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INFINITY BROADCASTING CORPORATION
                              (Registrant)



                              By:  /S/ Angeline C. Straka
                                   --------------------------
                                   Angeline C. Straka
                                   Vice President and Secretary




Date:  January 14, 2000

                          EXHIBIT INDEX





Exhibit   Description
-------   ------------


99             Press Release issued by Infinity on January 13,
          2000.